EXHIBIT 99.2
3Com Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)
TABLE A

	Three Months Ended			Twelve Months Ended
	May 29,	February 27,	May 30,	May 29,	May 30,
	2009	2009	2008	2009	2008
Sales	$295,059	$324,707	$321,254	$1,316,978	$1,294,879
Cost of sales	118,843	138,878	147,529	565,514	640,424

Gross profit	176,216	185,829	173,725	751,464	654,455

Operating expenses (income):
Sales and marketing	79,258	84,241	78,402	338,401	316,019
Research and development	42,649	43,729	51,614	179,979	206,653
General and administrative	25,101	30,393	50,310	113,900	129,116
Amortization of intangibles	21,683	23,106	25,626	95,013	103,670
Patent dispute resolution and patent sale	(15,200)	—	—	(85,200)	—
Goodwill impairment	—	—	157,977	—	157,977
Restructuring charges	1,318	2,860	193	8,679	4,501

Operating expenses, net	154,809	184,329	364,122	650,772	917,936

Operating income (loss)	21,407	1,500	(190,397)	100,692	(263,481)

Interest expense, net	(432)	(3,333)	(2,675)	(5,563)	(13,087)
Other income, net	6,902	16,528	11,479	52,200	44,824

Income (loss) before income taxes	27,877	14,695	(181,593)	147,329	(231,744)

Income tax (provision) benefit	(7,726)	(12,828)	14,870	(32,604)	2,903

Net income (loss)	$20,151	$1,867	$(166,723)	$114,725	$(228,841)

Basic and diluted income (loss) per share	$0.05	$0.00	$(0.41)	$0.29	$(0.57)

Shares used in computing basic per share amounts	386,763	384,679	401,922	392,092	399,524

Shares used in computing diluted per share amounts	391,135	386,377	401,922	394,207	399,524

3Com Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)
TABLE B

	May 29,	May 30,
	2009	2008
ASSETS

Current assets:
Cash and equivalents	$545,818	$503,644
Short term investments	98,357	—
Notes receivable	40,590	65,116
Accounts receivable, net	112,771	116,281
Inventories, net	90,395	90,831
Other current assets	56,982	34,033

Total current assets	944,913	809,905

Property & equipment, net	40,012	54,314
Goodwill	609,297	609,297
Intangibles, net	198,624	278,385
Deposits and other assets	22,511	23,229

Total assets	$1,815,357	$1,775,130

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$68,350	$90,280
Current portion of long-term debt	48,000	48,000
Accrued liabilities and other	394,103	366,181

Total current liabilities	510,453	504,461

Deferred taxes and long-term obligations	40,729	22,367
Long-term debt	152,000	253,000
Stockholders’ equity	1,112,175	995,302

Total liabilities and stockholders’ equity	$1,815,357	$1,775,130

Additional Financial Data
(in thousands)
(unaudited)
TABLE C
Sales by Geography (a)

	Three Months Ended			Twelve Months Ended
	May 29,	February 27,	May 30,	May 29,	May 30,
	2009	2009	2008	2009	2008
China	$157,971	$183,758	$149,773	$702,107	$609,498
Europe, Middle East and Africa	50,556	52,982	74,100	231,904	292,339
North America	47,892	43,300	46,727	192,353	202,205
Asia Pacific Rim (ex-China)	20,832	23,850	30,514	101,979	106,820
Latin and South America	17,808	20,817	20,140	88,635	84,017

Total Sales	$295,059	$324,707	$321,254	$1,316,978	$1,294,879

(a)	All non-OEM sales are reported in geographic categories based on the location of the end customer. Sales to OEM customers are included in the geographic categories are based upon the hub locations of OEM partners.
Sales by Product Category

	Three Months Ended			Twelve Months Ended
	May 29,	February 27,	May 30,	May 29,	May 30,
	2009	2009	2008	2009	2008
Networking	$231,397	$259,045	$261,897	$1,061,802	$1,061,155
Security (b)	41,259	43,553	36,441	163,941	133,445
Services	11,305	11,892	10,291	45,888	39,583
Voice	11,098	10,217	12,625	45,347	60,696

Total Sales	$295,059	$324,707	$321,254	$1,316,978	$1,294,879

(b)	Security products include sales of TippingPoint offerings along with Networking business security offerings.

3Com Corporation
Reconciliation of Non-GAAP Measures
(in thousands, except margin and per-share data)
(unaudited)
TABLE D

	Three Months Ended			Twelve Months Ended
	May 29,	February 27,	May 30,	May 29,	May 30,
	2009	2009	2008	2009	2008
GAAP gross profit	176,216	185,829	173,725	751,464	654,455
Impacts to cost of sales from purchase accounting adjustments to inventory [a]	—	—	—	—	11,176
Stock-based compensation expense [g]	1,112	596	731	3,028	2,134

Non-GAAP gross profit	177,328	186,425	174,456	754,492	667,765

GAAP gross margin	59.7%	57.2%	54.1%	57.1%	50.5%
Impacts to cost of sales from purchase accounting adjustments to inventory [a]	—	—	—	—	0.9%
Stock-based compensation expense [g]	0.4%	0.2%	0.2%	0.2%	0.2%

Non-GAAP gross margin	60.1%	57.4%	54.3%	57.3%	51.6%

GAAP operating income (loss)	$21,407	$1,500	$(190,397)	$100,692	$(263,481)
Restructuring	1,318	2,860	193	8,679	4,501
Amortization of intangible assets	21,683	23,106	25,626	95,013	103,670
Impacts to cost of sales from purchase accounting adjustments to inventory [a]	—	—	—	—	11,176
Patent dispute resolution and patent sale [b]	(15,200)	—	—	(85,200)	—
VAT recovery dispute [c]	—	—	6,069	—	6,069
IPO fees write-off [d]	—	—	4,864	—	4,864
Goodwill impairment [e]	—	—	157,977	—	157,977
TippingPoint special admin costs [f]	—	—	—	800	—
Stock-based compensation expense [g]	11,893	5,663	9,793	29,636	25,206
Acquiree expensed acquisition costs [h]	—	—	43	—	10,631
Legal contingency accruals [i]	—	2,400	—	2,400	—
Patent litigation success fee (j)	—	—	9,000	—	9,000
Impairment of property and equipment [k]	—	1,150	—	1,150	—
Hemel land settlement [l]	(2,600)	—	—	(2,600)	—

Non-GAAP operating income	$38,501	$36,679	$23,168	$150,570	$69,613

GAAP income (loss) before income taxes	$27,877	$14,695	$(181,593)	$147,329	$(231,744)
Restructuring	1,318	2,860	193	8,679	4,501
Amortization of intangibles	21,683	23,106	25,626	95,013	103,670
Impacts to cost of sales from purchase accounting adjustments to inventory [a]	—	—	—	—	11,176
Patent dispute resolution and patent sale [b]	(15,200)	—	—	(85,200)	—
VAT recovery dispute [c]	—	—	6,069	—	6,069
IPO fees write-off [d]	—	—	4,864	—	4,864
Goodwill impairment [e]	—	—	157,977	—	157,977
TippingPoint special admin costs [f]	—	—	—	800	—
Stock-based compensation expense [g]	11,893	5,663	9,793	29,636	25,206
Acquiree expensed acquisition costs [h]	—	—	43	—	10,631
Legal contingency accruals [i]	—	2,400	—	2,400	—
Patent litigation success fee (j)	—	—	9,000	—	9,000
Impairment of property and equipment [k]	—	1,150	—	1,150	—
Hemel land settlement [l]	(2,600)	—	—	(2,600)	—
Gain on sales of assets [m]	—	—	—	—	(6,155)
Loss on insurance settlement [n]	—	—	—	—	2,066

Non-GAAP income before income taxes	$44,971	$49,874	$31,972	$197,207	$97,261

GAAP net income (loss)	$20,151	$1,867	$(166,723)	$114,725	$(228,841)
Restructuring	1,318	2,860	193	8,679	4,501
Amortization of intangibles	21,683	23,106	25,626	95,013	103,670
Impacts to cost of sales from purchase accounting adjustments to inventory [a]	—	—	—	—	11,176
Patent dispute resolution and patent sale [b]	(15,200)	—	—	(85,200)	—
VAT recovery dispute [c]	—	—	6,069	—	6,069
IPO fees write-off [d]	—	—	4,864	—	4,864
Goodwill impairment [e]	—	—	157,977	—	157,977
TippingPoint special admin costs [f]	—	—	—	800	—
Stock-based compensation expense [g]	11,893	5,663	9,793	29,636	25,206
Acquiree expensed acquisition costs [h]	—	—	43	—	10,631
Legal contingency accruals [i]	—	2,400	—	2,400	—
Patent litigation success fee (j)	—	—	9,000	—	9,000
Impairment of property and equipment [k]	—	1,150	—	1,150	—
Hemel land settlement [l]	(2,600)	—	—	(2,600)	—
Gain on sales of assets [m]	—	—	—	—	(6,155)
Loss on insurance settlement [n]	—	—	—	—	2,066
Tax reserve release [o]	—	—	(11,284)	—	(11,284)
Charge related to change in tax rates [p]	—	12,083	—	12,083	6,056

Non-GAAP net income	$37,245	$49,129	$35,558	$176,686	$94,936

GAAP net income (loss) per share	$0.05	$0.00	$(0.41)	$0.29	$(0.57)
Restructuring	0.00	0.01	0.00	0.02	0.01
Amortization of intangibles	0.06	0.06	0.06	0.25	0.26
Impacts to cost of sales from purchase accounting adjustments to inventory [a]	—	—	—	—	0.03
Patent dispute resolution and patent sale [b]	(0.04)	—	—	(0.22)	—
VAT recovery dispute [c]	—	—	0.02	—	0.02
IPO fees write-off [d]	—	—	0.01	—	0.01
Goodwill impairment [e]	—	—	0.39	—	0.39
TippingPoint special admin costs [f]	—	—	—	0.00	—
Stock-based compensation expense [g]	0.04	0.01	0.03	0.08	0.06
Acquiree expensed acquisition costs [h]	—	—	0.00	—	0.03
Legal contingency accruals [i]	—	0.01	—	0.01	—
Patent litigation success fee (j)	—	—	0.02	—	0.02
Impairment of property and equipment [k]	—	0.00	—	0.00	—
Hemel land settlement [l]	(0.01)	—	—	(0.01)	—
Gain on sales of assets [m]	—	—	—	—	(0.02)
Loss on insurance settlement [n]	—	—	—	—	0.01
Tax reserve release [o]	—	—	(0.03)	—	(0.03)
Charge related to change in tax rates [p]	—	0.04	—	0.03	0.01

Non-GAAP net income per share, diluted	$0.10	$0.13	$0.09	$0.45	$0.23

Shares used in computing diluted per share amounts	391,135	386,377	406,139	394,207	404,193

GAAP sales and marketing expenses	$79,258	$84,241	$78,402	$338,401	$316,019
Stock-based compensation expense [d]	(3,645)	(1,371)	(1,830)	(8,387)	(5,976)

Non-GAAP sales and marketing expenses	$75,613	$82,870	$76,572	$330,014	$310,043

GAAP research and development expenses	$42,649	$43,729	$51,614	$179,979	$206,653
Stock-based compensation expense [d]	(1,394)	(552)	(1,199)	(3,723)	(3,993)

Non-GAAP research and development expenses	$41,255	$43,177	$50,415	$176,256	$202,660

GAAP general and administrative expenses	$25,101	$30,393	$50,310	$113,900	$129,116
VAT recovery dispute [c]	—	—	(6,069)	—	(6,069)
IPO fees write-off [d]	—	—	(4,864)	—	(4,864)
TippingPoint special admin costs [f]	—	—	—	(800)	—
Stock-based compensation expense [g]	(5,742)	(3,144)	(6,033)	(14,498)	(13,103)
Acquiree expensed acquisition costs [h]	—	—	(43)	—	(10,631)
Legal contingency accruals [i]	—	(2,400)	—	(2,400)	—
Patent litigation success fee (j)	—	—	(9,000)	—	(9,000)
Impairment of property and equipment [k]	—	(1,150)	—	(1,150)	—
Hemel land settlement [l]	2,600	—	—	2,600	—

Non-GAAP general and administrative expense	$21,959	$23,699	$24,301	$97,652	$85,449

[a]	Results from our 49% H3C acquisition transaction.

[b]	Resolution of Realtek patent dispute and net proceeds of patent sale.

[c]	Disputed VAT recovery receivable no longer deemed collectible.

[d]	Write-off capitalized costs of proposed IPO.

[e]	Goodwill impairment related to the TippingPoint reporting unit.

[f]	Costs incurred in the second quarter to facilitate operation of TippingPoint as a more autonomous business.

[g]	Stock-based compensation expense is included in the following cost and expense categories by period:

	Three Months Ended			Twelve Months Ended
	May 29,	February 27,	May 30,	May 29,	May 30,
	2009	2009	2008	2009	2008
Cost of sales	1,112	596	731	3,028	2,134
Sales and marketing	3,645	1,599	1,830	8,615	5,976
Research and development	1,394	768	1,199	3,939	3,993
General and administrative	5,742	3,144	6,033	14,498	13,103

Note:	$444 thousand of stock-based compensation in the twelve months ended May 29, 2009 have been recorded as restructuring expenses.

[h]	These expenses relate to the proposed acquisition of the Company in September 2007, which was terminated in April 2008.

[i]	Accruals for contingencies relating to patent litigation.

[j]	The charge relates to the success fee related to the Realtek settlement.

[k]	Impairment charge related to the Company’s land in Hemel, UK.

[l]	Proceeds from Hemel land settlement for recovery of uninsured losses.

[m]	The gain relates to a patent sale in fiscal 2008.

[n]	This loss relates to the recording of costs associated with our closed Hemel facility in fiscal 2008.

[o]	This gain relates to the release of tax reserves due to settlements with foreign tax authorities.

[p]	These expenses result from a change in the statutory rate used to compute the income tax provision in the PRC.

3Com Corporation
Segment Reporting
(in thousands)
(unaudited)
TABLE E

	Three Months Ended May 29, 2009							Three Months Ended February 27, 2009							Twelve Months May 29, 2009
				TippingPoint							TippingPoint							TippingPoint
				Security Business							Security Business							Security Business
	Networking Business [a]			[b]				Networking Business [a]			[b]				Networking Business [a]			[b]
	China-Based		Central		Eliminations/			China-Based		Central		Eliminations/					Central		Eliminations/
	Business	Rest of World	Functions	TippingPoint	Other		Total	Business	Rest of World	Functions	TippingPoint	Other		Total	China	Rest of World	Functions	TippingPoint	Other		Total
Sales	$162,342	$102,217	$—	$32,365	$(1,865)	[c]	$295,059	$190,385	$102,836	$—	$33,284	$(1,798)	[c]	$324,707	$727,939	$471,055	$—	$124,864	$(6,880)	[c]	$1,316,978
Gross profit	111,300	58,227	(14,878)	22,679	(1,112)	[d]	176,216	128,160	61,365	(25,326)	22,226	(596)	[d]	185,829	486,888	273,706	(91,585)	85,483	(3,028)	[d]	751,464
Direct sales and marketing expenses	30,000	22,429	—	9,759	3,645	[d]	65,833	36,581	23,360	—	10,282	1,371	[d]	71,594	136,194	99,683	—	40,632	8,387	[d]	284,896

Segment contribution profit (loss)	81,300	35,798	(14,878)	12,920	(4,757)		110,383	91,579	38,005	(25,326)	11,944	(1,967)		114,235	350,694	174,023	(91,585)	44,851	(11,415)		466,568

Other operating expenses	—	—	65,414	11,225	12,337	[e]	88,976	—	—	68,394	11,129	33,212	[e]	112,735	—	—	285,007	42,406	38,463	[e]	365,876

Segment profit	—	—	—	1,695	—			—	—	—	815	—			—	—	—	2,445	—

Operating income							$21,407							$1,500							$100,692

	Three Months Ended May 30, 2008							Three Months Ended February 29, 2008							Twelve Months Ended May 30, 2008
				TippingPoint							TippingPoint							TippingPoint
				Security Business							Security Business							Security Business
	Networking Business [a]			[b]				Networking Business [a]			[b]				Networking Business [a]			[b]
	China-Based		Central		Eliminations/			China-Based		Central		Eliminations/					Central		Eliminations/
	Business	Rest of World	Functions	TippingPoint	Other		Total	Business	Rest of World	Functions	TippingPoint	Other		Total	China	Rest of World	Functions	TippingPoint	Other		Total
Sales	$157,598	$135,833	$—	$29,209	$(1,386)	[c]	$321,254	$179,668	$134,531	$—	$23,639	$(1,448)	[c]	$336,390	$647,718	$546,868	$—	$104,101	$(3,808)	[c]	$1,294,879
Gross profit	102,598	78,279	(25,878)	19,457	(731)	[d]	173,725	114,543	77,523	(28,474)	16,578	(496)	[d]	179,674	407,325	306,556	(116,370)	70,197	(13,253)	[d]	654,455
Direct sales and marketing expenses	26,500	27,339	—	10,728	1,199	[d]	65,766	33,000	25,152	—	8,827	1,753	[d]	68,732	115,995	99,122	—	38,404	5,345	[d]	258,866

Segment contribution profit (loss)	76,098	50,940	(25,878)	8,729	(1,930)		107,959	81,543	52,371	(28,474)	7,751	(2,249)		110,942	291,330	207,434	(116,370)	31,793	(18,598)		395,589

Other operating expenses	—	—	78,261	8,460	211,635	[e]	298,356	—	—	75,701	8,510	32,797	[e]	117,008	—	—	312,341	32,290	314,439	[e]	659,070

Segment profit	—	—	—	269	—			—	—	—	(759)	—			—	—	—	(497)	—

Operating loss							$(190,397)							$(6,066)							$(263,481)

[a]	Our networking Business consists of two regionally based reporting segments: China-Based Business and Rest of World. We measure profitability in these segments at a segment contribution profit level. Segment contribution profit is defined as gross profit less segment direct sales and marketing expenses. Gross profit for these regions is defined as sales less standard costs of sales, such as product costs, and “gross profit” as defined for these segments may be referred to as “standard margin” in our public statements. Also as part of our Networking business we report the central function costs for this business. Central function costs include other cost of sales and centralized operating expenses such as supply chain, research and development, indirect sales and marketing support and general and administrative costs.

[b]	Our TippingPoint Security business segment’s profitability is measured on segment profit. This measure includes all costs except those items described in “Eliminations and Other”.

[c]	Eliminations for inter-company sales during the respective periods between our networking business segments, on one hand, and our TippingPoint segment on the other hand.

[d]	Includes stock-based compensation in all periods and purchase accounting inventory related adjustments as applicable.

[e]	Includes: stock-based compensation, amortization, and restructuring in all periods and patent dispute resolution proceeds, patent sale proceeds, legal contingency accruals, impairment of property and equipment, proceeds of Hemel land settlement, goodwill impairment, patent litigation success fee, IPO fees write-off, VAT recovery dispute write-off and Bain transaction costs where applicable.

3Com Corporation
Consolidated Statement of Cash Flows
(In thousands)
(unaudited)
Table F

	Twelve Months Ended
	May 29,	May 30,
	2009	2008
Cash flows from operating activities:
Net income (loss)	$114,725	$(228,841)
Adjustments to reconcile income (loss) from continuing operations to net cash provided by operating activities:
Depreciation and amortization	124,794	136,030
Loss on property and equipment disposals	1,257	2,224
Goodwill impairment	—	157,977
Impairment of property and equipment	1,150	—
Gain on patent sale	(15,200)	—
Stock-based compensation expense	30,080	25,207
Gain on investments, net	—	(185)
Deferred income taxes	(10,078)	(8,206)
Change in assets and liabilities:
Accounts and notes receivable	35,747	7,895
Inventories	(3,342)	32,621
Other assets	(9,945)	18,429
Accounts payable	(32,075)	(22,926)
Other liabilities	43,356	(65,348)

Net cash provided by operating activities	280,469	54,877

Cash flows from investing activities:
Proceeds from maturities and sales of investments	—	442
Purchase of investments	(98,235)	—
Purchase of property and equipment	(16,587)	(17,893)
Proceeds from patent sale	15,200	—
Proceeds from sale of property and equipment	228	1,096

Net cash used in investing activities	(99,394)	(16,355)

Cash flows from financing activities:
Issuances of common stock	6,568	8,305
Repurchases of common stock	(53,348)	(3,180)
Repayment of long term debt	(101,000)	(129,000)

Net cash used in financing activities	(147,780)	(123,875)

Effects of exchange rate changes on cash and equivalents	8,879	29,780

Net change in cash and equivalents during period	42,174	(55,573)
Cash and equivalents, beginning of period	503,644	559,217

Cash and equivalents, end of period	$545,818	$503,644